UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-23920

Jackson Real Assets Fund

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Andrew Tedeschi

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: (517) 381-5500

Date of fiscal year end: March 31

Date of reporting period: April 1, 2025 – September 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

JACKSON®

Semi-Annual Report

SEPTEMBER 30, 2025

Jackson Real Assets Fund

Jackson® is the marketing name for Jackson Financial Inc., Jackson National Life Insurance Company® (Home Office: Lansing, Michigan), and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York). Jackson National Life Distributors LLC.

Jackson Real Assets Fund (Unaudited)

Schedule of Investments (in thousands)

September 30, 2025

	Shares/Par[1]	Value ($)
Jackson Real Assets Fund
PRIVATE INVESTMENT FUNDS 50.5%
CBRE U.S. Core Partners, L.P. (a) (b)	4,540	6,796
CBRE U.S. Logistics Partners, L.P. (a) (b)	13,926	18,902
CrossHarbor Strategic Debt Fund, LP (a) (b)	10,435	10,291
GDIF US Hedged Feeder Fund LP (a) (b)	13,596	15,694
Harrison Street Core Property Fund, L.P. (a) (b)	12	17,705
Harrison Street Infrastructure Fund A, L.P. (a) (b)	15	21,077
Kayne Anderson Core Intermediate Fund, L.P. (a) (b)	18,481	18,666
Kayne Commercial Real Estate Debt, L.P. (a) (b)	10,250	10,176
Nuveen Global Farmland Fund Lux SCSp (a) (b)	7,207	7,157
Nuveen Global Timberland Fund, L.P. (a) (b)	5,000	4,915
PGIM Real Estate U.S. Debt Fund, L.P. (a) (b)	13,764	13,741
PRISA III Fund LP (a) (b)	26,044	25,297
Virtus Real Estate Enhanced Core, LP (a) (b)	10,000	10,123
Total Private Investment Funds (cost $179,528)		180,540
COMMON STOCKS 37.3%
Real Estate 18.4%
Agree Realty Corporation	16	1,143
American Homes 4 Rent - Class A	30	1,001
American Tower Corporation	25	4,830
Americold Realty Trust, Inc.	13	162
BXP, Inc.	18	1,309
Caretrust REIT, Inc.	26	900
Crown Castle Inc.	50	4,799
Digital Realty Trust, Inc.	30	5,212
Equinix, Inc.	4	2,767
Equity Lifestyle Properties, Inc.	8	495
Equity Residential	7	470
Essex Property Trust, Inc.	8	2,055
Extra Space Storage Inc.	18	2,562
Healthcare Realty Trust Incorporated - Class A	74	1,333
Highwoods Properties, Inc.	29	918
Host Hotels & Resorts, Inc.	107	1,818
Hudson Pacific Properties, Inc. (c)	57	157
Invitation Homes Inc.	76	2,233
Iron Mountain Incorporated	21	2,162
Kilroy Realty Corporation	14	578
Kimco Realty OP, LLC	60	1,306
Kite Realty Naperville, LLC	29	639
Lamar Advertising Company - Class A	2	305
Omega Healthcare Investors, Inc.	23	994
OUTFRONT Media Inc.	19	356
ProLogis Inc.	36	4,102
Public Storage Operating Company	5	1,344
Realty Income Corporation	17	1,042
SBA Communications Corporation - Class A	18	3,526
Simon Property Group, Inc.	11	2,098
Sun Communities, Inc.	14	1,823
UDR, Inc.	35	1,293
VICI Properties Inc.	23	738
Welltower Inc.	44	7,763
Weyerhaeuser Company	65	1,613
		65,846
Utilities 8.9%
AES Corporation, The	27	356
American Electric Power Company, Inc.	28	3,131
Dominion Energy, Inc.	31	1,869
Duke Energy Corporation	27	3,384
ENN Energy Holdings Limited	91	750
Evergy, Inc.	25	1,895
Eversource Energy	27	1,898
Hera S.p.A.	276	1,246
National Grid PLC	213	3,058
NextEra Energy, Inc.	34	2,596
Orsted A/S (b) (c)	11	189
PG&E Corporation	93	1,410
Public Service Enterprise Group Incorporated	20	1,638
RWE Aktiengesellschaft	27	1,186
Sempra	34	3,097
UGI Corporation	19	633
United Utilities PLC	70	1,081
XCEL Energy Inc.	30	2,442
		31,859
Industrials 7.4%
Aeroports de Paris	11	1,429
Atlas Arteria Limited	441	1,435
Beijing Capital International Airport Co., Ltd. - Class H (c)	2,210	790
CSX Corporation	74	2,624
Flughafen Zurich AG - Class N	7	2,113
Getlink S.E.	126	2,319
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V.	85	2,005
Japan Airport Terminal Co., Ltd.	34	1,084
Motiva Infraestrutura De Mobilidade S.A.	629	1,756
Norfolk Southern Corporation	9	2,724
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	88	1,202
Rumo S.A.	283	846
Transurban Holdings Limited	334	3,050
Union Pacific Corporation	7	1,596
VINCI	4	559
West Japan Railway Company	33	715
		26,247
Energy 1.8%
Cheniere Energy, Inc.	10	2,374
DT Midstream, Inc.	10	1,163
ONEOK, Inc.	27	1,974
Targa Resources Corp.	6	964
		6,475
Communication Services 0.5%
China Tower Corporation Limited - Class H	679	1,001
Infrastrutture Wireless Italiane S.p.A. O, In Forma Abbreviata, Inwit S.p.A. (b)	63	745
		1,746
Consumer Discretionary 0.3%
Boyd Gaming Corporation	5	420
Caesars Entertainment, Inc. (c)	27	742
		1,162
Health Care 0.0%
PACS Group, Inc. (c)	10	140
Total Common Stocks (cost $125,447)		133,475
WARRANTS 0.1%
Hudson Pacific Properties, Inc. (c) (d)	100	275
Total Warrants (cost $222)		275
RIGHTS 0.0%
Orsted A/S (c)	162	161
Total Rights (cost $159)		161
SHORT TERM INVESTMENTS 11.6%
Investment Companies 11.6%
JNL Government Money Market Fund - Class I, 4.04% (e) (f)	41,335	41,335
Total Short Term Investments (cost $41,335)		41,335
Total Investments 99.5% (cost $346,691)		355,786
Other Assets and Liabilities, Net 0.5%		1,745
Total Net Assets 100.0%		357,531

(a) Security fair valued using the NAV per share practical expedient in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedule of Investments.

(c) Non-income producing security.

(d) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2025.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 4.

Jackson Real Assets Fund (Unaudited)

Schedule of Investments (in thousands)

September 30, 2025

Unfunded Commitments
	Unfunded Commitment ($)	Unrealized Appreciation / (Depreciation)($)
CrossHarbor Strategic Debt Fund, LP	3,725	—
Nuveen Global Farmland Fund Lux SCSp	9,543	—
PRISA III Fund LP	3,867	—
	17,135	—

Private Fund Investments
		Lockup Period	Redemption Notice	Termination Date
CBRE U.S. Core Partners, L.P.

An open-end fund investing in traditional commercial real estate sectors of logistics, residential, retail, self-storage, healthcare, and office assets. The fund predominantly targets core real estate growth opportunities but will selectively pursue non-core investments in certain segments over time.

		N/A	60 Days	N/A
CBRE U.S. Logistics Partners, L.P.	An open-end fund investing solely in modern logistics assets and is designed to deliver outperformance through development returns and income yield from stabilized assets.	N/A	90 Days	N/A
CrossHarbor Strategic Debt Fund, LP

An open-end fund targeting a diversified portfolio of short-duration, first mortgage loans secured by core, core-plus, and value-add U.S. commercial real estate assets. Sectors of focus include multifamily, industrial, office, retail, and life sciences.

		2 Years	90 Days	N/A
GDIF US Hedged Feeder Fund LP	An open-end fund targeting a global portfolio of middle-market infrastructure assets across the transportation, traditional utilities, power and renewables, and digital sectors.	1 Year	90 Days	N/A
Harrison Street Core Property Fund, L.P.

An open-end real estate fund that invests primarily in stabilized, income-producing properties within alternative sectors driven by demographic trends. These typically include student housing, senior housing, medical office buildings, life sciences, data center, and storage facilities.

		N/A	45 Days	N/A
Harrison Street Infrastructure Fund A, L.P.

An open-end fund investing in lower to middle-market infrastructure assets serving essential users like municipalities, universities, schools, and hospitals. The four primarily sectors are Social, Utilities, Power & Renewables, and Digital.

		N/A	90 Days	N/A
Kayne Anderson Core Intermediate Fund, L.P.	An open-end real estate fund focusing on alternative sectors including medical office, senior housing, student housing and self-storage properties.	2 Years	45 Days	N/A
Kayne Commercial Real Estate Debt, L.P.

An open-end real estate debt fund seeking high current income by focusing on selective areas of commercial real estate debt. The fund invests primarily in Freddie Mac structured products and direct loan originations secured by assets in the multifamily, student housing, senior housing, and self storage sectors.

		1 Year	45 Days	N/A
Nuveen Global Farmland Fund Lux SCSp

An open-end fund targeting consistent, long-term risk-adjusted returns and regular income yields through a portfolio of high-quality agricultural assets, selected with a focus on diversification by geography and crop type through local access.

		3 years	December 31 of prior year	N/A
Nuveen Global Timberland Fund, L.P.

An open-end fund targeting consistent, long-term risk-adjusted returns and steady income yields through a portfolio of high-quality timberland assets, selected with a focus on diversification by geography.

		3 Years	December 31 of prior year	N/A
PGIM Real Estate U.S. Debt Fund, L.P.	An open-end real estate debt fund focused on income return generated through stable cash flows from loans across the multifamily, industrial, office, and retail sectors.	N/A	90 Days	N/A
PRISA III Fund LP	An open-end value-add oriented real estate fund targeting equity and debt investments across primarily residential, industrial and office assets.	N/A	90 Days	N/A
Virtus Real Estate Enhanced Core, LP

An open-end real estate fund that invests primarily in property sectors driven by major demographic trends and inuring societal needs. The four primarily sectors of focus include healthcare, education, storage, and middle-income housing.

		1 Year	90 Days	N/A

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
CBRE U.S. Core Partners, L.P.	06/26/24	7,101	6,796	1.9
CBRE U.S. Logistics Partners, L.P.	06/26/24	18,500	18,902	5.3
CrossHarbor Strategic Debt Fund, LP	06/28/24	10,275	10,291	2.9
GDIF US Hedged Feeder Fund LP	10/18/24	15,060	15,694	4.4
Harrison Street Core Property Fund, L.P.	10/01/24	17,750	17,705	5.0
Harrison Street Infrastructure Fund A, L.P.	07/17/24	20,002	21,077	5.9
Infrastrutture Wireless Italiane S.p.A. O, In Forma Abbreviata, Inwit S.p.A.	05/02/24	704	745	0.2
Kayne Anderson Core Intermediate Fund, L.P.	07/02/24	18,500	18,666	5.2
Kayne Commercial Real Estate Debt, L.P.	01/02/25	10,250	10,176	2.8
Nuveen Global Farmland Fund Lux SCSp	06/02/25	7,207	7,157	2.0
Nuveen Global Timberland Fund, L.P.	08/08/24	5,000	4,915	1.4
Orsted A/S	08/29/25	180	189	0.1
PGIM Real Estate U.S. Debt Fund, L.P.	03/28/25	13,750	13,741	3.8
PRISA III Fund LP	06/27/24	26,133	25,297	7.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 4.

Jackson Real Assets Fund (Unaudited)

Schedule of Investments (in thousands)

September 30, 2025

Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Virtus Real Estate Enhanced Core, LP	06/28/24	10,000	10,123	2.8
		180,412	181,474	50.8

Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 4.04% - Class I	35,638	84,380	78,683	991	—	—	41,335	11.6

Composition as of September 30, 2025:
Private Investment Funds	50.7%
Real Estate	18.5
Utilities	9.0
Industrials	7.4
Energy	1.8
Communication Services	0.5
Consumer Discretionary	0.3
Warrants	0.1
Rights	0.1
Health Care	-
Other Short Term Investments	11.6
Total Investments	100.0%

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 4.

Jackson Real Assets Fund (Unaudited)

Schedule of Investments (in thousands)

September 30, 2025

1 Rounded par and notional amounts are listed in USD unless otherwise noted. Private Funds can represent number of shares issued or contributed capital to date.

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%

LLC/L.L.C - Limited Liability Company

LP/L.P. – Limited Partnership Company

PLC/P.L.C. - Public Limited Company

SCSp - Special Limited Partnership

S.p.A - Joint-Stock Company

US/U.S. - United States

See accompanying Notes to Financial Statements.

Jackson Real Assets Fund (Unaudited)

Statement of Assets and Liabilities (in thousands, except net asset value per share)

September 30, 2025

Assets
Investments - unaffiliated, at value	$314,451
Investments - affiliated, at value	41,335
Cash	301
Foreign currency	538
Receivable from:
Investment securities sold	73
Dividends and interest	1,443
Other assets	1
Total assets	358,142
Liabilities
Payable for:
Investment securities purchased	90
Advisory fees	336
Portfolio investment fees	111
Administrative fees	73
Board of trustee fees	1
Total liabilities	611
Net assets	$357,531
Net assets consist of:
Paid-in capital	$339,529
Total distributable earnings (loss)	18,002
Net assets	$357,531
Net assets - Class I	$357,531
Shares outstanding - Class I	32,954
Net asset value per share - Class I	$10.85
Investments - unaffiliated, at cost	$305,356
Investments - affiliated, at cost	41,335
Foreign currency cost	536

See accompanying Notes to Financial Statements.

Jackson Real Assets Fund (Unaudited)

Statement of Operations (in thousands)

For the Period Ended September 30, 2025

Investment income
Dividends (a)	$6,292
Foreign taxes withheld	(59)
Total investment income	6,233

Expenses
Advisory fees	1,919
Administrative fees	417
Portfolio investment fees	222
Legal fees	1
Board of trustee fees	3
Other expenses	1
Total expenses	2,563
Net investment income (loss)	3,670

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	1,172
Distributions from unaffiliated
investment companies	1,267
Brokerage commissions recaptured	1
Foreign currency	4
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	3,723
Foreign currency	3
Net realized and unrealized gain (loss)	6,170
Change in net assets from operations	$9,840
(a) Affiliated income	$991

See accompanying Notes to Financial Statements.

Jackson Real Assets Fund (Unaudited)

Statement of Changes in Net Assets (in thousands)

For the Period Ended September 30, 2025

Operations
Net investment income (loss)	$3,670
Net realized gain (loss)	2,444
Net change in unrealized appreciation
(depreciation)	3,726
Change in net assets from operations	9,840
Distributions to shareholders
From distributable earnings
Class I	(2,297)
Total distributions to shareholders	(2,297)
Share transactions[1]
Proceeds from the sale of shares
Class I	50,251
Reinvestment of distributions
Class I	1
Change in net assets from
share transactions	50,252
Change in net assets	57,795
Net assets beginning of period	299,736
Net assets end of period	$357,531

[1]Share transactions
Shares sold
Class I	4,729
Change in shares
Class I	4,729
Purchases and sales of long term
investments
Purchase of securities	$78,210
Proceeds from sales of securities	$31,521

See accompanying Notes to Financial Statements.

Jackson Real Assets Fund (Unaudited)

Statement of Changes in Net Assets (in thousands)

For the Period Ended March 31, 2025

Operations
Net investment income (loss)	$3,847
Net realized gain (loss)	3,567
Net change in unrealized appreciation
(depreciation)	5,528
Change in net assets from operations	12,942
Distributions to shareholders
From distributable earnings
Class I	(2,483)
Total distributions to shareholders	(2,483)
Share transactions[1]
Proceeds from the sale of shares
Class I	289,176
Reinvestment of distributions
Class I	1
Change in net assets from
share transactions	289,177
Change in net assets	299,636
Net assets beginning of year	100
Net assets end of year	$299,736

[1]Share transactions
Shares sold
Class I	28,215
Change in shares
Class I	28,215

* Period from commencement of operations April 29, 2024.

See accompanying Notes to Financial Statements.

Jackson Real Assets Fund (Unaudited)

Financial Highlights

For a Share Outstanding

Net Investment Income (Loss). Net investment income(loss) is calculated using the average shares method.

Total Return. Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.

Income and Expense Ratios. Ratios are annualized for periods less than one year. The annualized expense ratios do not include expenses of any underlying investment companies.

			Increase (decrease) from investment operations			Distributions from					Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)		Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

Class I
09/30/25		10.62	0.12	0.18	0.30	(0.07)	—	10.85	3.19	(a)	357,531	11	1.54	1.54	2.20
03/31/25	(b)	10.00	0.19	0.57	0.76	(0.14)	—	10.62	7.42	(a)	299,736	19	1.51	1.51	1.98

(a)

Total return is calculated using the traded net asset value, which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have transacted at. The total return calculated using the reported net asset value was as follows: September 30, 2025: 2.90%; March 31, 2025: 7.62%;

(b)	The Fund commenced operations on April 29, 2024.

See accompanying Notes to Financial Statements.

Jackson Real Assets Fund

Notes to Financial Statements (Unaudited)

September 30, 2025

NOTE 1. ORGANIZATION

Jackson Real Assets Fund (“Fund”) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company organized as a Massachusetts business trust on November 29, 2023. The Fund has elected to operate as an interval fund. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value ("NAV"), reduced by any applicable repurchase fee.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), serves as investment adviser and administrator to the Fund.

Cohen & Steers Capital Management, Inc. & First Sentier Investors (Australia) IM Ltd. (each a "Sub-Adviser", and collectively, the "Sub-Advisers") serve as Sub-Advisers for the Fund.

Pursuant to exemptive relief, the Fund is authorized to offer two share classes, Class A and Class I. As of September 30, 2025, only Class I shares are available for purchase. Class A shares and Class I shares differ primarily due to the Shareholder Servicing Fee attributable to Class A shares. Shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class. From time to time, the Fund may have significant subscription and redemption activity which, when executed at the NAV rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Fund's valuation policy and procedures (“Valuation Policies and Procedures”), the Fund's Board of Trustees (“Board” or “Trustees”) has designated to the Adviser the responsibility for carrying out certain functions relating to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Adviser has established a Valuation Committee (the “Valuation Committee”) that is charged with the responsibilities set forth in the Valuation Policies and Procedures. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures approved by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board.

The NAV of the Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). The NAV of the Fund’s shares may also not be determined on days designated by the Board or on days designated by the SEC. However, consistent with legal requirements, calculation of the Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the Fund’s Valuation Committee will evaluate if trading activity on other U.S. exchanges and markets for equity securities is considered reflective of normal market activity. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE closed for purposes of measuring and calculating the Fund's NAV. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Fund's NAV.

Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for equities traded in foreign markets to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. Debt obligations with remaining maturities of 60 days or less, and that did not receive a price from a third-party pricing service, or it is determined that such valuation from the pricing service does not approximate fair value, may be valued at their amortized cost, unless it is determined that such practice does not approximate fair value. Debt and derivative securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; tranche seniority; maturity extensions; and other relevant data. Private Investment Funds ("Private Funds") are generally valued using the latest NAV reported by the third-party fund manager or General Partner ("GP") as a practical expedient to estimate the fair value of such interests. The NAV and other information provided by a GP is reviewed for reasonableness based on knowledge of current market conditions and the individual characteristics of each Private Fund. If market information indicates that the NAV is not as of the measurement date, not calculated in a manner consistent with FASB ASC Topic 946 (“Topic 946”), or otherwise not reflective of the current value, best efforts shall be used to adjust the relevant Private Fund’s NAV in a manner consistent with the measurement principals of Topic 946, which could include adjusting the Private Fund’s NAV based on a proxy or investment model which is correlated to the underlying investment return. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE.

Jackson Real Assets Fund

Notes to Financial Statements (Unaudited)

September 30, 2025

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board, which take into account factors such as the size of the holding, the nature and duration of the securities and the volume and depth of trading, among others. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including the Fund’s Sub-Advisers, to assist in determining the fair value of an investment. A market-based approach may be utilized whereby related or comparable assets or liabilities, recent transactions, market multiples, book values and other inputs may be considered in determining fair value. An income-based valuation approach may also be used in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Inputs considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in, or offers for, the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating the Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The Fund intends to qualify as and be eligible to be treated each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute at least 90% of the sum of its investment company taxable income (as the term is defined in the Code) and any net tax-exempt interest income for such year. Effective October 1, 2025, the Board approved a change to the distribution policy and the Fund intends to declare and distribute dividends from net investment income at least annually. Prior to October 1, 2025, dividends from net investment income were accrued daily and paid semi-annually. Distributions of net realized capital gains, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate or at all. Each year, a statement on Internal Revenue Service Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders.

Other Service Providers. State Street Bank and Trust Company (“State Street” or "Custodian") acts as custodian and securities lending agent for the Fund. The Custodian has custody of all securities and cash of the Fund maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

The Fund has entered into a Transfer Agency Agreement with UMB Fund Services, Inc ("UMB"). UMB is the transfer agent and dividend disbursing agent of all shares.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.

Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in Dividends in the Statement of Operations. Interest income, including effective-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. The Fund may place a debt obligation on non-accrual status and reduce related interest income, and value, by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Distributions from Private Funds are recorded when communicated by the GP. Distributions from Private Funds that represent returns of capital in excess of cumulative profits and losses are credited to cost of investments rather than investment income. Portfolio investment fees that are paid outside of a Private Fund’s investment are expensed as incurred.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Fund are allocated to the classes based on the average daily net assets of each class. Expenses attributable to a specific class of shares are charged to that class.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Fund invests. When a capital gains tax is determined to apply, the Fund will record an estimated tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Each business day, the fair values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective

Jackson Real Assets Fund

Notes to Financial Statements (Unaudited)

September 30, 2025

exchange rates prevailing on the dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in Net realized gain (loss) on Investments - unaffiliated and Net change in unrealized appreciation (depreciation) on Investments - unaffiliated, respectively, in the Statement of Operations.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. However, since the commencement of operations, the Fund has not had claims or losses pursuant to its contracts and expects the risk of loss to be remote. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In December 2023, FASB released Accounting Standards Update (“ASU”) 2023-09, titled "Improvements to Income Tax Disclosures" under Topic 740. This update aims to enhance the transparency and consistency of income tax disclosures by requiring disclosure of specific categories in the rate reconciliation and by providing disaggregated information on income taxes paid by jurisdiction, both domestically and internationally. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024. Management is evaluating the amendments and any impact they will have on the Fund's financial statements.

NOTE 3. FAIR VALUE MEASUREMENT

FASB ASC Topic 820 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under this guidance. The inputs are summarized into three broad categories:

Level 1 includes quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date.

Level 2 includes other significant observable inputs (including fair value factors, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 includes significant unobservable inputs, to the extent observable inputs are not available, including the Adviser’s own assumptions in determining the fair value of investments.

Inputs used in the determination of the fair value level of Level 3 securities, which were deemed to be material, are disclosed within the notes below. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments in securities and other financial instruments (in thousands) as of September 30, 2025 by valuation level.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	Other ($)[1]	. Total ($) .

Assets - Securities
Private Investment Funds	—	—	—	180,540	180,540
Common Stocks	110,725	22,750	—	—	133,475
Warrants	—	275	—	—	275
Rights	—	161	—	—	161
Short Term Investments	41,335	—	—	—	41,335
	152,060	23,186	—	180,540	355,786

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments. Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

Jackson Real Assets Fund

Notes to Financial Statements (Unaudited)

September 30, 2025

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. Jackson Real Assets Fund participates in an agency based securities lending program. State Street serves as the securities lending agent to the Fund. Per the securities lending agreement, the securities lending agent is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral. The Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is typically delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agent has agreed to indemnify the Fund in the event of default by a third-party borrower. The Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, which is shared with the borrower through negotiated rebates. The Fund bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which the Fund receives may include U.S. Government securities; U.S. Government agencies’ debt securities; and U.S. Government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agent has agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments. The Fund also bears the market risk with respect to the collateral received and securities loaned. State Street receives a portion of the earnings from the Fund's securities lending program.

Cash collateral received is invested in the JNL Government Money Market Fund – Class SL, a registered government money market fund under the 1940 Act and series of the JNL Investors Series Trust. JNAM serves as the Adviser and Administrator for the JNL Government Money Market Fund. The JNL Government Money Market Fund is offered to the Fund and its affiliates and is not available for direct purchase by members of the public. The JNL Government Money Market Fund pays JNAM annual fees, accrued daily and payable monthly, for investment advisory and administrative services.

Cash collateral received from the borrower is recorded in the Statement of Assets and Liabilities as Payable for Return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by the Fund as Investments - affiliated, at value or Investments - unaffiliated, at value, as applicable,on the Statement of Assets and Liabilities. The value of securities on loan is disclosed as Securities on loan included in Investments – unaffiliated, at value on the Statement of Assets and Liabilities. The Fund’s net exposure to a borrower is determined by the amount of any shortfall in collateral received compared to the value of securities on loan. The Fund may receive non-cash collateral in the form of securities received, which the Fund may not sell or re-pledge and accordingly are not reflected in the Statement of Assets and Liabilities. The value of securities on loan and collateral received (in thousands) at September 30, 2025 was $0.

Unregistered Securities. The Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be classified as “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the Securities Act of 1933, as amended, the Fund has the right to include those securities in such registration generally without cost to the Fund. The Fund has no right to require registration of unregistered securities.

Real Estate Investment Trusts. The Fund may invest in Real Estate Investment Trusts (“REITs”). REITs are traded as a stock on major stock exchanges and invests in real estate directly, either through properties or mortgages. REITs typically concentrate on a specific geographic region or property type, receive special tax considerations and are a liquid method of investing in real estate.

Unfunded Commitments. The Fund may enter into certain agreements to purchase a Private Fund, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the sponsor’s discretion. In order to meet its obligation to fund capital calls of the Private Funds, the Fund may be required to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months or to liquidate portfolio securities at an inopportune time. Net unrealized appreciation/depreciation on unfunded commitments is reflected in Other assets and Payable for Investment securities purchased in the Statement of Assets and Liabilities and Net change in unrealized appreciation (depreciation) on Investments – unaffiliated in the Statement of Operations.

NOTE 5. PRINCIPAL RISKS

Unlisted Closed-End Structure and Liquidity Limited to Quarterly Repurchases of Shares Risk. The Fund has been organized as a non-diversified, closed-end management investment company. Closed-end funds differ from open-end management investment companies in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the shares. The Fund will offer only a limited degree of liquidity by conducting quarterly repurchase offers, which are generally expected to be for 5% of the Fund’s outstanding shares. There is no assurance that the Fund will repurchase shares in the amount desired. In addition, with very limited exceptions, shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies.

There will be a substantial period of time between the date as of which shareholders must submit a request to have their shares repurchased and the date they can expect to receive payment for their shares from the Fund. Shareholders whose shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such shares are valued for purposes of such repurchase.

Repurchase Offers Risk. The Fund currently expects to conduct quarterly repurchase offers for no less than 5% of its outstanding shares. Substantial requests for the Fund to repurchase shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable. In the event that a repurchase offer is oversubscribed, the Fund will repurchase tendered shares on a pro rata basis. Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer.

Jackson Real Assets Fund

Notes to Financial Statements (Unaudited)

September 30, 2025

Credit and Counterparty Risk. In the normal course of business, the Fund trades financial instruments and enters into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Like credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled, or open transactions will default. Financial assets, which potentially expose the Fund to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets is incorporated within its carrying value as recorded in the Fund's Statement of Assets and Liabilities. For certain derivative contracts (including futures, options on futures and certain swaps), the potential loss could exceed the value of the financial assets recorded in the financial statements for the Fund.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation may reduce the intrinsic value of an investment in the Fund.

Liquidity and Valuation Risk. The securities in which the Fund invests will often be illiquid and may include other funds that will typically hold one or just a few investments. Valuations reported by other fund managers, which will form the basis for the Fund’s NAV, may be subject to later adjustment or revision. Valuations of Private Funds are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates. The Adviser has engaged the services of a third-party pricing service to assist its valuations of Fund investments in certain circumstances.

Market and Volatility Risk. In the normal course of business, the Fund trades financial instruments and enters into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. The Fund may invest in derivatives to hedge the Fund's portfolio as well as for investment purposes which may increase volatility.Volatility may cause the Fund’s NAV per share to experience significant appreciation or depreciation in value over short periods of time.

Foreign Securities Risk. Investing in securities of foreign companies or issued by foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Emerging Market Securities Risk. Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Investment in Other Investment Companies Risk. Investments in other investment companies, including exchange-traded funds, are subject to market risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, Shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Concentration Risk. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments. Cyber-attacks on the Fund, the Sub-Advisers or a service provider could cause business failures or delays in daily processing and the Fund may need to delay transactions, consistent with regulatory requirements, as a result and could impact the performance of the Fund.

Jackson Real Assets Fund

Notes to Financial Statements (Unaudited)

September 30, 2025

Private Funds Risk. The Private Funds will not be subject to the 1940 Act, nor will they be publicly traded. As a result, the Fund’s investments in the Private Funds will not be subject to the protections afforded to Shareholders under the 1940 Act. By investing in the Private Funds indirectly through the Fund, a Shareholder bears two layers of asset-based fees and expenses – at the Fund level and the Private Fund level – in addition to indirectly bearing any performance fees charged by the Private Fund. Given the limited liquidity of the Private Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any changes in the Private Funds that could be material and adverse, resulting in substantial losses from risks of Private Funds.

Currency Risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of the U.S. Government or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

Real Estate Investment Risk. The Fund may concentrate its assets in the real estate industry and investments in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies in rental properties, declining rents resulting from economic, legal, tax, cultural, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and other market conditions.

REIT Investment Risk. The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws; environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REITs could be adversely affected by failure to maintain their exemptions from registration under the 1940 Act or failure to qualify for the “dividends paid deduction” under the Code, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

Timberland-Related Companies Risk. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber-related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Funds.

Agriculture/Farmland Related Companies Risk. An investment in the Fund is subject to certain risks associated with investments in and related to agriculture and farmland. These investments are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of the Fund or the Private Funds.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic resulted in significant market volatility, liquidity constraints, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund's service providers.

NOTE 6. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from the Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by the Fund that are used as collateral are identified as such within the Schedule of Investments.

Jackson Real Assets Fund

Notes to Financial Statements (Unaudited)

September 30, 2025

Master Netting Agreements (“Master Agreements”). The Fund is subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. The Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund's Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Advisers believe to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If the Fund transacts in exchange traded or centrally cleared derivatives, the Sub-Advisers are parties to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts. Variation margin on the Statement of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by the Fund’s Sub-Advisers and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

NOTE 7. DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Fund. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Derivatives and Hedging and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for the Fund’s derivative investments during the period; (2) A summary table (in thousands) of the fair valuations of the Fund’s derivative instruments categorized by risk exposure, which references the location on the Statement of Assets and Liabilities and the realized and unrealized gain or loss on the Statement of Operations for each derivative instrument as of September 30, 2025;(3) A summary table (in thousands) of

Jackson Real Assets Fund

Notes to Financial Statements (Unaudited)

September 30, 2025

derivative instruments and certain investments of the Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statement of Assets and Liabilities as of September 30, 2025; and (4) A table reflecting the Fund’s average monthly derivative volume (in thousands) for the period ended September 30, 2025.

Jackson Real Assets Fund Derivative Strategy - The Fund entered into foreign currency contracts as a means of risk management/hedging.

Average Derivative Volume

Cost of Forward Foreign Currency Contracts ($)
Average monthly volume	21

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fees. The Fund has entered into an Investment Advisory and Management Agreement (“Investment Management Agreement”) with JNAM. Subject to the oversight of the Fund’s Board of Trustees, JNAM provides investment management services. Pursuant to the Investment Management Agreement, JNAM will receive an annual fee, accrued daily and payable monthly, at an annual rate of 1.15% on net assets between $0 - $1 billion and 1.10% on net assets over $1 billion.

Administrative Fee. JNAM also serves as the Administrator to the Fund. JNAM provides or procures most of the necessary administrative functions and services for the operations of the Fund. The Fund pays JNAM an annual fee, accrued daily and paid monthly, at an annual rate of 0.25% on net assets between $0 - $3 billion and 0.22% on net assets over $3 billion. In accordance with the administration agreement, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and other services necessary for the operation of the Fund. The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees (“Independent Trustees”) and independent legal counsel to the Independent Trustees, a portion of the costs associated with the Chief Compliance Officer, and other services necessary for the operation of the Fund, except those specifically allocated to the Administrator under the administration agreement.

Distribution Agreement. Jackson National Life Distributors LLC (the “Distributor”), an affiliate of the Adviser, serves as distributor of the Fund’s shares on a best-efforts basis pursuant to a distribution agreement (the “Distribution Agreement”) between the Fund and the Distributor.

Deferred Compensation Plan. The Fund adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in Payable for Board of Trustees fees in the Statement of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in Board of Trustees fees set forth in the Statement of Operations.

NOTE 9. REPURCHASE OFFERS

The Fund is a closed-end interval fund and, in order to provide some liquidity to Shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Shares at the applicable NAV per Share, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding Shares at the applicable NAV per Share, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for no less than 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular

Jackson Real Assets Fund

Notes to Financial Statements (Unaudited)

September 30, 2025

quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV per Share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per Share for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.

During the period ended September 30, 2025, the Fund engaged in the following repurchase offers:

Repurchase Request Deadline	Shares Repurchased ($ in thousands)	Percentage of Outstanding Shares Offered to be Repurchased	Percentage of Outstanding Shares Repurchased	Amount Repurchased ($ in thousands)
06/10/2025	–	5.00%	0.00%	–
09/09/2025	–	5.00%	0.00%	–

NOTE 10. INCOME TAX MATTERS

The Fund intends to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with the Code, applicable to RICs. Therefore, no federal income tax provision is required.

The following information is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: foreign currency reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or REIT securities, accounting treatment of private investment funds and distribution adjustments. These reclassifications have no impact on net assets.

As of September 30, 2025, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for federal income tax purposes were as follows:

Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
345,739	16,107	(6,060)	10,047

The tax character of distributions paid by the Fund (in thousands) during the Fund's fiscal year ended March 31, 2025 was as follows:

Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
2,483	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Fund files U.S. federal and various state and local tax returns. The Fund’s federal tax returns are generally subject to examination for a period of three fiscal years after the date they are filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management completed an evaluation of the Fund's tax positions taken for all open tax years and based on that evaluation, determined that no provision for federal income tax was required in the Fund's financial statements during the period ended September 30, 2025.

NOTE 11. SEGMENT REPORTING

The Fund's President and Chief Executive Officer is the Fund's Chief Operating Decision Maker (“CODM”). The Fund operates as a single reportable segment, which reflects how the CODM monitors and manages the operating results of the Fund. The CODM manages the allocation of resources in accordance with the Fund's objective and the terms of its prospectus and evaluates total return of the Fund versus its comparative benchmarks. The Adviser or Sub-Advisers implement the investment objective and program by selecting securities and determining asset allocation ranges. The financial information used by the CODM to assess the segment’s performance and to allocate resources, including total return, expense ratios, changes in net assets from operations and portfolio composition is consistent with that presented within the Fund's financial statements and financial highlights. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as Total Assets and significant segment expenses are listed on the accompanying Statement of Operations.

NOTE 12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements are issued and has concluded there were no events that require adjustments to the financial statements or disclosure in the notes to financial statements.

Jackson Real Assets Fund

Additional Disclosures (Unaudited)

September 30, 2025

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, shareholder services and other operating expenses. Operating expenses such as these are deducted from the Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading titled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare the Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 04/01/25($)	Ending Account Value 09/30/25($)	Expenses Paid During Period($)†	Beginning Account Value 04/01/25($)	Ending Account Value 09/30/25($)	Expenses Paid During Period($)†
Jackson Real Assets Fund
Class I	1.40	1,000.00	1,031.90	7.13	1,000.00	1,018.05	7.08

†Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 183/365.

Quarterly Portfolio Holdings. The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available upon request by calling the Fund's toll-free at 1-877-545-0041.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Fund’s Adviser (and Sub-Advisers) used to vote proxies relating to portfolio securities and additional information on how the Fund voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2025, is available without charge (1) by calling 1-877-545-0041; (2) on Jackson National Life Insurance Company's or Jackson National Life Insurance Company of New York's website at www.jackson.com/interval-funds.html; and (3) by visiting the SEC’s website at www.sec.gov.

 Jackson Real Assets Fund

(the “Trust”)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”) oversees the management of the Trust and, as required by law, determines whether to approve the Trust’s advisory agreements (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) and the Trust’s Sub-Adviser(s) (“Sub-Advisory Agreement” or “Sub-Advisory Agreements,” as applicable, and, collectively with the Advisory Agreement, the “Agreements”).

At a meeting on February 28 – February 29, 2024, the Board, including all of the independent trustees, who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the proposed Advisory Agreement with JNAM and the proposed Sub-Advisory Agreements between (i) JNAM and Cohen & Steers Capital Management  (“Cohen & Steers”) and (ii) JNAM and First Sentier Investors (Australia) IM Ltd (“First Sentier,” and, together with Cohen & Steers, the “Sub-Advisers”).

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Agreements.  At the conclusion of the Board’s discussions, the Board approved the Agreements.

In reviewing the Agreements and considering the information, the Board was advised by independent legal counsel.  The Board considered the factors it deemed relevant and the information provided by the Adviser and Sub-Advisers, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Trust; (3) cost of services of the Trust; (4) profitability data; (5) whether economies of scale may be realized and shared, in some measure, with investors as the Trust grows; and (6) other benefits that may accrue to the Adviser or Sub-Advisers through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements. Some of the factors that figured particularly in the Board's deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and each Sub-Adviser and to consider the terms of the Agreements. The Board, including the Independent Trustees, considered the data provided by the Adviser and concluded that sufficient information had been provided to allow them to evaluate the terms of the Agreements and the Trust’s proposed investment advisory fee.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the potential shareholders of the Trust.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided and to be provided by JNAM and the Sub-Advisers.

The Board considered the services to be provided by JNAM, including, but not limited to, the oversight of the Sub-Advisers, as well as the provision of recordkeeping and compliance services to the Trust.  The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Trust, including the Trust’s distributor, transfer agent, and custodian.  With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the Trust’s Sub-Advisers.

The Board also considered the investment sub-advisory services to be provided by Cohen & Steers and First Sentier.  The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of each Sub-Adviser, in connection with its approval of the Sub-Advisory Agreements.  The Board also considered the various business-related risks JNAM faces as a result of managing the Trust, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Trust and the Sub-Advisers, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who would be responsible for the day-to-day management of the Trust. The Board reviewed information pertaining to each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to the Sub-Advisers. The Board considered compliance reports about JNAM and the Sub-Advisers from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Trust is likely to benefit from the nature, extent and quality of the services provided and to be provided, as applicable, by JNAM under the Advisory Agreement and the Sub-Advisers under the Sub-Advisory Agreements.

Investment Performance of the Trust

The Board took into account that the Trust had not commenced operations and there was no portfolio performance data to review. The Board reviewed the performance of each proposed Sub-Adviser’s investment mandate with similar investment strategies and composite performance as compared to its benchmark index and peer group.

Costs of Services

  The Board reviewed the fees to be paid to the Adviser and Sub-Advisers.  The Board noted that the Trust’s sub-advisory fees would be paid by JNAM (not the Trust), therefore, would be neither a direct shareholder expense nor a direct influence on the Trust’s total expense ratio.

The Board considered that the Trust’s sub-advisory fees and total expense ratio are lower than their respective peer group averages, though the Trust’s advisory fee is higher.  The Board further considered the Adviser’s statement that it believes the Trust’s proposed expenses are reasonable compared to similarly managed interval funds in the marketplace. The Board concluded that the fees are in the best interests of the Trust and its potential shareholders in light of the services to be provided.

Profitability

The Board considered information concerning the costs to be incurred and profits expected to be realized by JNAM and the Sub-Advisers. The Board determined that profits expected to be realized by JNAM and each Sub-Adviser were not unreasonable.

Economies of Scale

The Board considered whether the Trust’s proposed fees reflect the potential for economies of scale for the benefit of Trust shareholders.  Based on information provided by JNAM and the Sub-Advisers, the Board noted that the proposed advisory fee arrangements for the Trust contains breakpoints that decrease the fee rate as assets increase.  The Board also noted that each Sub-Adviser has agreed to breakpoints in its proposed sub-advisory fee rate. The Board also noted that the sub-advisory fee for the Trust will be paid by JNAM (not the Trust).

The Board concluded that the Trust’s fee schedules in some measure share economies of scale with potential shareholders.

Other Benefits to the Adviser and Sub-Adviser

In evaluating the benefits that may accrue to JNAM through its relationship with the Trust, the Board noted that JNAM and certain of its affiliates would serve the Trust in various capacities, including as adviser, administrator, and distributor, and receive compensation from the Trust in connection with providing services to the Trust.  The Board noted that each service to be provided to the Trust by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.  Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to each Sub-Adviser through its relationships with the Trust, the Board noted that the Sub-Advisers may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Trust’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of each Sub-Adviser as a result of its relationship with the Trust.

JACKSON REAL ASSETS FUND

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”) oversees the management of the Trust and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and sub-advisory agreements (“Sub-Advisory Agreement” or “Sub-Advisory Agreements,” as applicable, and, collectively with the Advisory Agreement, the “Agreements”) with Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) and First Sentier Investors (Australia) IM Ltd, the Trust’s investment sub-advisers (“First Sentier,” and, together with Cohen & Steers, the “Sub-Advisers”).

At meetings held on June 3-5, 2025, and August 26-28, 2025, the Board, including all of the trustees who are not considered interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2026.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of the Trust, (3) cost of services for the Trust, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Trust grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements. The Board, including the Independent Trustees, considered the data provided by JNAM and concluded that sufficient information had been provided to allow them to evaluate the terms of the Agreements and the Trust’s investment advisory fee. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of the Trust.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

The Board considered the services provided by JNAM, including, but not limited to, its oversight of the Sub-Advisers, as well as the provision of recordkeeping and compliance services to the Trust.  The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Trust, including the Trust’s distributor, transfer agent, and custodian.  With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the Sub-Advisers.

The Board also considered the investment sub-advisory services provided by each Sub-Adviser.  The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Trust, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds, and responsibilities of JNAM’s senior management that are responsible for oversight of the Trust and the Sub-Advisers, and also reviewed the qualifications, backgrounds, and responsibilities of the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of the Trust. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) the Trust is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) the Trust is likely to continue to benefit from the nature, extent and quality of the services provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Trust

The Board considered the investment performance of the Trust as described in quarterly reports prepared by JNAM. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about the Trust’s performance results and investment strategies. The Board also considered the gross performance of the Trust, including how the Trust performed versus the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Trust performed versus its primary benchmark index (“benchmark”). The Board further considered that comparison to a peer group provides a helpful way to measure the Trust’s performance but noted that the peer group universe is constantly evolving, and, as such, the universe of comparable funds in the Trust’s peer group may change from time to time. The performance reviewed by the Board was for the one-year period ended on June 30, 2025.

The Board considered that the Trust underperformed its peer group and benchmark for the one-year period. The Board noted that the Trust commenced operations in April 2024 and, therefore, it would be prudent to allow the team more time to develop its performance record with the Trust. The Board concluded that it would be in the best interests of the Trust and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and the Sub-Advisers for the Trust. The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by the Sub-Advisers to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Trust’s fees could be compared. Using information provided by an independent data service, the Board evaluated the Trust’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). The Board noted that comparison to peer groups provides a helpful way to evaluate the Trust’s fees, but took into account that peer group universes are constantly evolving, and, as such, the universe of comparable funds in the Trust’s peer group may change from time to time. While the Board also considered the Trust’s sub-advisory fees and compared them to the average sub-advisory fees of the peer group, the Board noted that the Trust’s sub-advisory fees are paid by JNAM (not the Trust) and, therefore, are neither a direct shareholder expense nor a direct influence on the Trust’s total expense ratio.

The Board considered that the Trust’s total expense ratio is lower than its peer group average and the Trust’s sub-advisory fees are the same as its peer group average, though the Trust’s advisory fee is higher than its peer group average. The Board further considered JNAM’s statement that it believes the Trust’s expenses are reasonable compared to similarly managed interval funds in the marketplace. The Board concluded that the fees are in the best interests of the Trust and its shareholders in light of the services to be provided.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and the Sub-Advisers. The Board determined that profits realized by JNAM and each Sub-Adviser were not unreasonable.

Economies of Scale

The Board considered whether the Trust’s advisory fee reflects the potential for economies of scale for the benefit of the Trust’s shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for the Trust contains breakpoints that decrease the advisory fee rate as assets increase. Additionally, the Board considered JNAM’s assertion that it continually evaluates the advisory fee and breakpoint schedule for the Trust, and it considered the extent to which economies of scale are reflected for the benefit of shareholders. The Board concluded that the advisory fee structure, in some measure, allows for adequate participation by shareholders in economies of scale. The Board also considered that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board also considered that the sub-advisory fee rates have been separately negotiated between JNAM and the Sub-Advisers at arm’s-length. These sub-advisory fees are paid by JNAM to the Sub-Advisers. For this reason, JNAM, rather than shareholders, directly benefits from these breakpoints. The Board concluded that the sub-advisory fee schedules in some measure allow for adequate participation by shareholders in economies of scale.

Other Benefits to the Adviser and Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Trust, the Board noted that JNAM and certain of its affiliates serve the Trust in various capacities, including as adviser, administrator, and distributor, and receive compensation from the Trust in connection with providing services to the Trust.  The Board noted that each service provided to the Trust by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law.  Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Trust, the Board noted that the Sub-Advisers may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Trust’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of the Sub-Advisers as a result of its relationship with the Trust.

Jackson Real Assets Fund

225 W. Wacker Drive
Suite 1000
Chicago, IL 60606

JNC109127 11/25

Item 2. Code of Ethics.

Not applicable to the semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to the semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to the semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Included as a part of the report to shareholders filed under Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the semi-annual filing.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to the semi-annual filing.

(b) There have been no changes, as of the date of this filing, in any of the Portfolio Managers in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (04/01/25 – 04/30/25) (1)	1,568,441	$10.52	–	–
Month #2 (05/01/25 – 05/31/25)	–	–	–	–
Month #3 (06/01/25 – 06/30/25)	–	–	–	–
Month #4 (07/01/25 – 07/31/25) (2)	3,160,112	$10.68	–	–
Month #5 (08/01/25 – 08/31/25)	–	–	–	–
Month #6 (09/01/25 – 09/30/25)	–	–	–	–
Total	4,728,553		–	–

(1) On April 17, 2025, other Funds managed by the Advisor purchased 1,568,441 shares of the registrant.

(2) On July 9, 2025, other Funds managed by the Advisor purchased 3,160,112 shares of the registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 16. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not Applicable.

(b) Not Applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a) (1) Not applicable.

 (2) Not applicable.

 (3) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

 (4) Not applicable.

 (5) Not applicable.

(b) The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jackson Real Assets Fund

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	November 25, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	November 25, 2025

By:	/s/ Andrew Tedeschi
Andrew Tedeschi
Principal Financial Officer

Date:	November 25, 2025

EXHIBIT LIST

Exhibit 19(a)(3)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 19(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.